UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2015

IMAGING3, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3022 North Hollywood Way, Burbank, California 92101
(Address of principal executive offices) (Zip Code)

(818) 260-0930

(Registrant's telephone number, including area code)

3200 W. Valhalla Dr., Burbank, California  91505

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4.  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

On or about June 20, 2015, Imaging3, Inc., a California corporation (the "Company") engaged Rose, Snyder & Jacobs LLP ("New Accountant") to audit and review the Company's financial statements for the fiscal years ending December 31, 2012, December 31, 2013, and December 31, 2014 and the fiscal quarters ending June 30, 2012, September 30, 2012, March 31, 2013, June 30, 2013, September 30, 2013, March 31, 2014, June 30, 2014, September 30, 2014, March 31, 2015, June 30, 2015, and September 30, 2015.  The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, M&K CPAs, PLLC (the "Former Accountant").

The Former Accountant was dismissed effective June 20, 2015.  The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit report for the fiscal years ending December 31, 2010 and 2011.  The decision to change accountants was recommended and approved by the Company's Board of Directors.  During the fiscal years ended December 31, 2010 and December 31, 2011 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  The Company's only disagreement with the Former Accountant is its objection to the advance of fees paid to the Former Accountant, which the Company asserts, should be reimbursed to the Company.

The New Accountant was engaged effective June 20, 2015.  The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant.  A letter from the Former Accountant addressed to The Securities and Exchange Commission has been requested by the Company confirming the absence of any disagreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.

(Registrant)

Date:  October 2, 2015

/s/ Dane Medley, Chief Executive Officer

Dane Medley, Chief Executive Officer